UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39130	45-5320061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 18, 2023, TELA Bio, Inc. (the “Company”) and WPT Land 2 LP (the “Landlord”) entered into a Fourth Amendment to Lease Agreement (the “Fourth Amendment”), amending that certain Lease Agreement, dated January 31, 2013 (as subsequently amended, the “Lease Agreement”) relating to the Company’s corporate headquarters located at 1 Great Valley Parkway, Malvern, Pennsylvania 19355. The Company’s corporate headquarters currently houses its research and development operations, controlled environment room, and office space.

The Fourth Amendment extends the term of the Lease Agreement from May 31, 2028 to May 31, 2030. Pursuant to the Fourth Amendment, the Company has leased an additional 15,881 square feet from the Landlord at the Company’s corporate headquarters commencing on December 1, 2023 (the “Expansion Premises”) and will relinquish 4,652 square feet of non-contiguous space currently subject to the Lease Agreement on June 30, 2025 (the “Relinquished Space”). The Expansion Premises will increase the Company’s total leased square footage in the building from 24,725 square feet to 40,606 square feet, which will be subsequently reduced to 35,954 square feet as of June 30, 2025 following removal of the Relinquished Space.

Beginning on December 1, 2023, the Company will pay a monthly base rent of $49,403.97, which shall increase annually by $0.35 per rentable square foot beginning on June 1, 2024. On July 1, 2025, following the removal of the Relinquished Space, the Company will pay a monthly base rent of $45,841.35, which shall increase annually by $0.35 per rentable square foot beginning on June 1, 2026.

The foregoing summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: October 20, 2023